MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.




FUND LOGO





Annual Report

December 31, 1995





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011




MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.


Important Tax
Information
(unaudited)

Of the monthly cash distributions paid by Merrill Lynch Short-Term Global Income Fund, Inc. in November and December 1995, 50.58% represents income from foreign sources.

Additionally, the Fund incurred foreign taxes which it has elected to pass through to its shareholders. Your share of the Fund's total foreign taxes paid or withheld is .77% multiplied by cash distributions paid in November and December 1995.

The foreign taxes paid or withheld represent taxes incurred by the Fund on interest received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Additionally, during November and December 1995, the Fund invested in Federal obligations. The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Of the monthly cash distributions paid by the Fund during November and December 1995, 6.84% of the distributions were attributable to Federal obligations. In calculating the foregoing percentages, Fund expenses have been allocated on a pro rata basis.

For purposes of this calculation, Federal obligations include US Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also, included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Asso-ciation. Repurchase agreements are not included in this calculation.

Finally, there were no long-term capital gains distributed by the Fund during November and December 1995.

Please retain this information for your records.





Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle, Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Edward F. Gobora, Vice President
David B. Walter, Vice President
Stephen Yardley, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

DEAR SHAREHOLDER

Merrill Lynch Short-Term Global Fund,
Inc. changed its fiscal year-end to
December 31 from October 31. There-
fore, we are providing you with the
annual report that covers the period
from November 1, 1995 to December 31,
1995. The Fund's December 31, 1996
annual report will cover the full
12-month period.

Fiscal Period in Review
For the fiscal period (November 1, 1995--
December 31, 1995), global fixed-income
markets continued to improve while the
Fund was conservatively positioned
in higher-yielding dollar bloc markets.
In fact, we added to the Fund's position in New Zealand as yield spreads con-tinued to widen versus the United States.
The US dollar maintained stability
although recent reductions in short-
term interest rates by the Federal
Reserve Board have capped its advance.
Our strategy of remaining primarily
hedged into the US dollar enhanced the
Fund's performance during the fiscal
year as interest rate differentials are
strongly in favor of the US currency.

Economic and Political Review
Since our last report to shareholders,
international bond markets continued
to respond positively to lower short-term international interest rates brought on by central bank easings. As the US mar-ket traded strongly, other European markets followed, with higher-yielding markets outperforming in general.

In the United States, bond markets con-
tinued their positive trend as expecta-
tions of a budget deficit reduction plan and non-inflationary economic growth pushed interest rates to yield levels below 6.20% on the 30-year Treasury bond. The Dow Jones Industrials rallied through the 5,000 level on November 30, 1995 after passing the 4,000 mark only nine months before.

To pressure the US administration to
concede to its version of the budget,
Congress refused to raise the debt ceil-ing and delayed passing a continuing resolution. These developments led to a temporary partial shutdown of Govern-ment operations and raised the risk of a debt default. The default was avoided on November 10, 1995 when Congress passed a bill to raise the debt ceiling by $67 billion to $4.967 trillion through December 12. Republican leaders
Newt Gingrich and Robert Dole and
President Clinton have showed a will-
ingness to compromise on their
respective positions.

European Union (EU) finance ministers
met several times throughout the period
to discuss specifics of European Mone-
tary Union (EMU). Concerns over the
timing of EU and the ability of certain
countries to meet the Maastricht Treaty
criteria led to increased volatility in Euro-pean bond markets. The EU's central bank, the European Monetary Institute, projects unity on January 1, 1999, with the actual currency going into circu-lation in 2002.

In December the main focus for the
markets remained the US budget negoti-
ations. While certain concessions were
made by Democrats and Republicans, a
full agreement has yet to be reached.
Because of the breakdown in communi-
cations between the two parties, the
partial Federal Government shutdown
has led to delays in the publishing of
economic data releases. A reduction in
the Federal Funds rate by 25 basis points
(0.25%) led both the US dollar and the
Treasury market to post impressive gains.
This monetary easing was prompted by
a favorable outlook on inflation and a
moderation in economic activity.

A subdued inflationary environment
enabled the majority of Europe to ease
monetary conditions as well. For exam-
ple, the most noticeable was a 50 basis
point reduction in interest rates by the Bundesbank. The Bundesbank cited
Deutschemark strength and below tar-
get money supply growth as influencing
its decision. In December, the strikes in France were resolved while the govern-ment's popularity continued to move lower. The approval of Italy's budget led
Prime Minister Dini to tender his resig-nation, which was refused by President
Scalfaro. Dini was asked to remain in
office until after a parliamentary debate in the new year. This debate should decide the composition of the next gov-ernment. With regard to EU, "Euro" was agreed upon as the name for the official currency of the EMU.

Market Review
The outcome of the US budget negotia-
tions will have a significant impact in
determining the direction of the US dol-lar at the start of 1996. In our opinion, the US currency should be positively affected by the decline of the Japanese trade surplus, Japanese investors diver-sifying into foreign assets, interest rate differentials and the probability of a weaker Deutschemark in response to slower growth in Germany.

Slow growth and low inflation in indus-
trialized countries could allow central
banks to reduce short-term interest rates further. The US market has already dis-counted reduced US government spend-ing and lower official rates while the current fundamental outlook for US
Treasury securities is still positive.

Upcoming economic releases will be
watched closely as investors try to esti-mate the extent of future Bundesbank easings, if any. European markets could benefit from expectations of a single currency within Europe as reductions in interest rates and convergence in higher-yielding markets could occur. The
Japanese government bond market is
vulnerable to any evidence of an eco-
nomic recovery which would likely shift
asset allocations toward equities at the expense of bonds.

In Conclusion
Looking ahead, we will maintain our
positions in higher-yielding global mar-kets to seek a high level of current income shareholders. In order to partially offset the Fund's hedging costs, we will actively manage our hedging strategy.
Cross-currency hedges, as opposed to
costlier currency and option strategies, will be implemented whenever appro-priate in order to enhance our currency management profile.

We thank you for your continued invest-
ment in Merrill Lynch Short-Term
Global Income Fund, Inc., and we look
forward to reviewing our outlook with
you again in our next report to
shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Alex V. Bouzakis)
Alex V. Bouzakis
Vice President and
Senior Portfolio Manager



(Edward F. Gobora)
Edward F. Gobora
Vice President and Portfolio Manager



(David B. Walter)
David B. Walter
Vice President and Portfolio Manager



(Stephen Yardley)
Stephen Yardley
Vice President and Portfolio Manager

February 2, 1996





PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

*Class A Shares incur a maximum initial sales charge
 (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

*Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years.

*Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class
 C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

*Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Total Return
Based on a
$10,000
Investment


A line graph depicting growth of an investment in the Fund's Class A Shares and Class C Shares compered to the growth of an investment in the ML Global Government Bond Index and the Salomon Brothers World Government One--Three Year Bond Index. Beginning and ending values are:


                                               10/21/94**      12/95

ML Short-Term Global Income Fund, Inc.++--
Class A Shares*+++                              $ 9,600       $10,148

ML Short-Term Global Income Fund, Inc.++--
Class C Shares*                                 $10,000       $10,167

ML Global Government Bond Index++++             $10,000       $11,077

Salomon Brothers World Government One--
Three Year Bond Index++++++                     $10,000       $11,159


[FN]
     *Assuming maximum sales charge, transaction costs and
      other operating expenses, including advisory fees.
    **Commencement of Operations.
    ++ML Short-Term Global Income Fund, Inc. invests, under normal circumstances in debt securities denominated in at least three different currencies, including the US dollar.
  ++++This unmanaged Index is comprised of 189 global
      government bonds maturing in one to three years.
++++++This unmanaged Index is comprised of global government bonds maturing in one to three years hedged into US dollars.
   +++Class A Shares were redesignated to Class D
      Shares on October 21, 1994.

A line graph depicting growth of an investment in the Fund's Class B Shares and Class D Shares compered to the growth of an investment in the ML Global Government Bond Index and the Salomon Brothers World Government One--Three Year Bond Index. Beginning and ending values are:


                                                8/3/90**       12/95

ML Short-Term Global Income Fund, Inc.++--
Class B Shares*                                 $10,000       $11,624

ML Short-Term Global Income Fund, Inc.++--
Class D Shares*+++                              $ 9,600       $11,491

ML Global Government Bond Index++++             $10,000       $16,190

Salomon Brothers World Government One--
Three Year Bond Index++++++                     $10,000       $14,487


[FN]
     *Assuming maximum sales charge, transaction costs and
      other operating expenses, including advisory fees.
    **Commencement of Operations.
    ++ML Short-Term Global Income Fund, Inc. invests, under normal circumstances in debt securities denominated in at least three different currencies, including the US dollar.
  ++++This unmanaged Index is comprised of 189 global
      government bonds maturing in one to three years.
++++++This unmanaged Index is comprised of global government bonds maturing in one to three years hedged into US dollars.
   +++Class A Shares were redesignated to Class D
      Shares on October 21, 1994.
Average Annual
Total Return

                                     % Return Without       % Return With
                                        Sales Charge         Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +7.14%                 +2.85%
Inception (10/21/94) through 12/31/95     +4.76                  +1.24

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                          % Return              % Return
                                        Without CDSC           With CDSC**

Class B Shares*

Year Ended 12/31/95                       +6.31%                 +2.31%
Five Years Ended 12/31/95                 +2.37                  +2.37
Inception (8/3/90) through 12/31/95       +2.82                  +2.82

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                           % Return             % Return
                                         Without CDSC          With CDSC**

Class C Shares*

Year Ended 12/31/95                       +3.48%                 +2.50%
Inception (10/21/94) through 12/31/95     +1.40                  +1.40

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                       % Return Without       % Return With
                                         Sales Charge          Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +6.87%                 +2.60%
Five Years Ended 12/31/95                 +2.91                  +2.07
Inception (8/3/90) through 12/31/95       +3.38                  +2.60

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

PERFORMANCE DATA (concluded)


Performance
Summary--
Class A Shares
                                Net Asset Value               Capital Gains
Period Covered               Beginning      Ending             Distributed        Dividends Paid*         % Change**
10/21/94--12/31/94            $8.11         $7.90                   --                $0.103                -1.33%
1995                           7.90          7.91                   --                 0.537                +7.14
                                                                                      ------
                                                                                Total $0.640

                                                                    Cumulative total return as of 12/31/95: +5.71%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Performance
Summary--
Class B Shares
                                Net Asset Value               Capital Gains
Period Covered               Beginning      Ending             Distributed        Dividends Paid*         % Change**
8/3/90--12/31/90             $10.00         $9.93                   --                $0.404                +3.40%
1991                           9.93          9.68                   --                 0.885                +6.63
1992                           9.68          8.69                   --                 0.687                -3.39
1993                           8.69          8.63                   --                 0.581                +6.15
1994                           8.63          7.89                   --                 0.463                -3.30
1995                           7.89          7.90                   --                 0.474                +6.31
                                                                                      ------
                                                                                Total $3.494

                                                                   Cumulative total return as of 12/31/95: +16.24%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                Net Asset Value               Capital Gains
Period Covered               Beginning      Ending             Distributed        Dividends Paid*         % Change**
10/21/94--12/31/94             8.11          7.89                   --                 0.079                -1.74%
1995                           7.89          7.72                   --                 0.435                +3.48
                                                                                      ------
                                                                                Total $0.514

                                                                    Cumulative total return as of 12/31/95: +1.67%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




Performance
Summary--
Class D Shares***
                                Net Asset Value               Capital Gains
Period Covered               Beginning      Ending             Distributed        Dividends Paid*         % Change**
8/3/90--12/31/90             $10.00         $9.93                   --                $0.436                +3.73%
1991                           9.93          9.68                   --                 0.941                +7.23
1992                           9.68          8.70                   --                 0.735                -2.79
1993                           8.70          8.64                   --                 0.625                +6.69
1994                           8.64          7.89                   --                 0.506                -2.91
1995                           7.89          7.90                   --                 0.517                +6.87
                                                                                      ------
                                                                                Total $3.760

                                                                   Cumulative total return as of 12/31/95: +19.70%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.



Recent
Performance
Results
                                                                                            12 Month     3 Month
                                                      12/31/95    9/30/95     12/31/94      % Change     % Change
Class A Shares*                                         $7.91      $7.92        $7.90        +0.13%       -0.13%
Class B Shares*                                          7.90       7.91         7.89        +0.13        -0.13
Class C Shares*                                          7.72       7.73         7.89        -2.15        -0.13
Class D Shares*                                          7.90       7.91         7.89        +0.13        -0.13
Class A Shares--Total Return*                                                                +7.14(1)     +1.58(2)
Class B Shares--Total Return*                                                                +6.31(3)     +1.49(4)
Class C Shares--Total Return*                                                                +3.48(5)     +1.47(6)
Class D Shares--Total Return*                                                                +6.87(7)     +1.64(8)
Class A Shares--Standardized 30-day Yield                4.59%
Class B Shares--Standardized 30-day Yield                3.99%
Class C Shares--Standardized 30-day Yield                3.95%
Class D Shares--Standardized 30-day Yield                4.35%

  *Investment results shown do not reflect sales charges;
   results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.537 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.155 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.474 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.137 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.435 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.134 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.517 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.149 per share ordinary income dividends.

SCHEDULE OF INVESTMENTS
                                Maturity                                                     Interest       Value       Percent of
COUNTRIES     Face Amount         Date      Issue                                             Rate++      (Note 1a)     Net Assets
Australia     A$    65,220,000   3/15/97    Commonwealth Bank of Australia (3)                12.50%    $ 51,378,349        12.83%
                    27,300,000   4/01/97    New South Wales Treasury Corp. (3)                12.50       21,534,943         5.38

                                            Total Investments in Australia
                                            (Cost--$73,316,197)                                           72,913,292        18.21


Canada        C$    10,870,000   2/08/96    Canadian Treasury Bill (1)                         5.46        7,918,775         1.98
                    65,050,000   3/07/96    Canadian Treasury Bill (1)                         5.50       47,203,328        11.79
                    13,650,000   3/21/96    Ontario Treasury Bill (3)                          5.55        9,879,566         2.46

                                            Total Investments in Canada
                                            (Cost--$64,306,190)                                           65,001,669        16.23


Ireland      Iep    12,230,000   7/30/96    Irish Gilt (1)                                     9.00       20,030,112         5.00

                                            Total Investments in Ireland
                                            (Cost--$20,007,622)                                           20,030,112         5.00


Italy        Lit 5,735,000,000   1/01/96    Buoni Poliennali del Tesoro
                                              (Italian Government Bonds) (1)                  12.00        3,600,205         0.90
                25,000,000,000  10/01/96    Buoni Poliennali del Tesoro
                                              (Italian Government Bonds) (1)                   9.00       15,657,729         3.91

                                            Total Investments in Italy
                                            (Cost--$18,680,213)                                           19,257,934         4.81


New Zealand  NZ$    21,500,000   2/07/96    New Zealand Treasury Bill (1)                      8.67       13,935,434         3.48
                    14,130,000   3/06/96    New Zealand Treasury Bill (1)                      8.56        9,098,393         2.27
                    20,930,000   3/20/96    New Zealand Treasury Bill (1)                      8.53       13,433,740         3.36

                                            Total Investments in New Zealand
                                            (Cost--$36,418,129)                                           36,467,567         9.11


Spain        Pta 2,000,000,000   2/28/97    Bonos del Estado (Spanish Government Bonds) (1)    9.00       16,494,845         4.12

                                            Total Investments in Spain
                                            (Cost--$16,014,575)                                           16,494,845         4.12

Sweden       Skr    91,000,000   2/21/96    Swedish Treasury Bill (1)                          8.80       13,570,838         3.39

                                            Total Investments in Sweden
                                            (Cost--$13,343,484)                                           13,570,838         3.39

United       Pound  11,800,000  12/30/96    General Electric Capital Corp. (2)                 8.25       18,636,489         4.65
Kingdom   Sterling
                                            Total Investments in the United Kingdom
                                            (Cost--$19,134,699)                                           18,636,489         4.65


United       US$    15,000,000   1/02/96    CS First Boston Inc., Repurchase Agreement*
States                                        purchased on 12/26/95 (2)                        5.80       15,000,000         3.74
                    14,000,000   1/02/96    Chemical Bank, Repurchase Agreement*
                                              purchased on 12/29/95 (2)                        5.80       14,000,000         3.50
                    19,000,000   1/04/96    du Pont (E.I.) de Nemours & Co.,
                                              Commercial Paper (2)                             5.80       18,993,878         4.74
                     8,000,000   1/02/96    Goldman Sachs, Ltd., Repurchase Agreement*
                                              purchased on 12/29/95 (2)                        5.75        8,000,000         2.00
                    15,000,000   1/02/96    Morgan (J.P.) & Co., Inc., Repurchase Agreement*
                                              purchased on 12/26/95 (2)                        5.76       15,000,000         3.74
                    10,000,000   1/02/96    PaineWebber Inc., Repurchase Agreement*
                                              purchased on 12/29/95 (2)                        5.75       10,000,000         2.50
                    14,731,794   1/02/96    Schweizerischer Bankverein SBC (Swiss Bank),
                                              Repurchase Agreement* purchased on 12/29/95 (2)  5.85       14,731,794         3.68
                    34,790,000   1/15/96    US Treasury Note (1)                               9.25       34,839,054         8.70

                                            Total Investments in the United States
                                            (Cost--$130,945,623)                                         130,564,726        32.60


             Total Investments (Cost--$392,166,732)                                                      392,937,472        98.12
             Unrealized Depreciation on Forward Foreign Exchange Contracts++++                              (944,597)       (0.24)
             Other Assets Less Liabilities                                                                 8,474,386         2.12
                                                                                                        ------------       -------
             Net Assets                                                                                 $400,467,261       100.00%
                                                                                                        ============       =======


             Corresponding industry groups for securities (percent of net assets):
             (1)Sovereign Government Obligations--48.90%
             (2)Financial Services--28.55%
             (3)Sovereign//Regional Government Obligations--Agency--20.67%

            *Repurchase Agreements are fully collaterized by
             US Government & Agency Obligations.

           ++Certain Commercial Paper, US Treasury and Foreign Treasury
             Obligations are traded on a discount basis; the interest rates shown represent the yield-to-maturity at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at December 31, 1995.

         ++++Forward Foreign Exchange Contracts as of December 31, 1995 were as follows:


                                                           Unrealized
                                                          Appreciation
                                       Expiration        (Depreciation)
                                          Date             (Note 1d)

             Foreign Currency Purchased

             C$          15,385,831    January 1996        $   8,373
             Lit      5,735,000,000    January 1996            2,388
             NZ$         27,911,894    January 1996           12,770

             Total (US$ Commitment--$33,096,213)           $  23,531
                                                           ---------
             Foreign Currency Sold

             A$          99,097,350    January 1996        $(362,949)
             C$         103,883,919    January 1996          669,498
             DM           6,592,370    January 1996          (57,752)
             Iep         11,521,867    January 1996         (251,465)
             Pound
             Sterling    12,713,999    January 1996         (250,084)
             Lit     30,351,652,811    January 1996         (188,110)
             NZ$         55,617,991    January 1996         (355,493)
             Pta      2,086,502,351    January 1996          (29,034)
             Skr         88,920,978    January 1996         (142,739)

             Total (US$ Commitment--$277,691,370)          $(968,128)
                                                           ---------
             Total Unrealized Depreciation--Net on
             Forward Foreign Exchange Contracts            $(944,597)
                                                           =========


             See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
              As of December 31, 1995
Assets:       Investments, at value (identified cost--$392,166,732) (Note 1a)                                         $392,937,472
              Receivables:
                Interest                                                                                $  8,056,353
                Capital shares sold                                                                        4,301,541
                Securities sold                                                                              248,790
                Forward foreign exchange contracts (Note 1d)                                                  52,351    12,659,035
                                                                                                        ------------
              Prepaid registration fees and other assets (Note 1g)                                                         147,009
                                                                                                                      ------------
              Total assets                                                                                             405,743,516
                                                                                                                      ------------

Liabilities:  Unrealized depreciation on forward foreign exchange contracts (Note 1d)                                      944,597
              Payables:
                Capital shares redeemed                                                                    1,844,711
                Dividends to shareholders (Note 1h)                                                        1,519,257
                Distributor (Note 2)                                                                         254,365
                Investment adviser (Note 2)                                                                  194,585     3,812,918
                                                                                                        ------------
              Accrued expenses and other liabilities                                                                       518,740
                                                                                                                      ------------
              Total liabilities                                                                                          5,276,255
                                                                                                                      ------------

Net Assets:   Net assets                                                                                              $400,467,261
                                                                                                                      ============

Net Assets    Class A Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized                        $        955
Consist of:   Class B Shares of Common Stock, $0.10 par value, 1,000,000,000 shares authorized                           4,758,825
              Class C Shares of Common Stock, $0.10 par value, 300,000,000 shares authorized                                 1,331
              Class D Shares of Common Stock, $0.10 par value, 300,000,000 shares authorized                               306,663
              Paid-in capital in excess of par                                                                         439,081,534
              Accumulated realized capital losses on investments and foreign currency
              transactions--net (Note 6)                                                                               (43,498,147)
              Unrealized depreciation on investments and foreign currency transactions--net                               (183,900)
                                                                                                                      ------------
              Net assets                                                                                              $400,467,261
                                                                                                                      ============

Net Asset     Class A--Based on net assets of $75,554 and 9,552 shares outstanding                                    $       7.91
Value:                                                                                                                ============
              Class B--Based on net assets of $376,049,275 and 47,588,247 shares outstanding                          $       7.90
                                                                                                                      ============
              Class C--Based on net assets of $102,794 and 13,308 shares outstanding                                  $       7.72
                                                                                                                      ============
              Class D--Based on net assets of $24,239,638 and 3,066,629 shares outstanding                            $       7.90
                                                                                                                      ============


              See Notes to Financial Statements.




STATEMENT OF OPERATIONS
              For the Period November 1, 1995 to December 31, 1995
Investment    Interest and discount earned (net of $40,386 foreign withholding tax)                                   $  5,546,212
Income (Notes
1e & 1f):

Expenses:     Account maintenance and distribution fees--Class B (Note 2)                                                  491,057
              Investment advisory fees (Note 2)                                                                            384,228
              Transfer agent fees--Class B (Note 2)                                                                        151,565
              Professional fees                                                                                             68,788
              Printing and shareholder reports                                                                              49,500
              Registration fees (Note 1g)                                                                                   22,713
              Directors' fees and expenses                                                                                  19,900
              Custodian fees                                                                                                17,003
              Account maintenance fees--Class D (Note 2)                                                                    10,866
              Transfer agent fees--Class D (Note 2)                                                                          8,478
              Accounting services (Note 2)                                                                                   7,967
              Account maintenance and distribution fees--Class C (Note 2)                                                      217
              Transfer agent fees--Class C (Note 2)                                                                             56
              Transfer agent fees--Class A (Note 2)                                                                             23
              Other                                                                                                          5,175
                                                                                                                      ------------
              Total expenses                                                                                             1,237,536
                                                                                                                      ------------
              Investment income--net                                                                                     4,308,676
                                                                                                                      ------------

Realized &    Realized gain (loss) from:
Unrealized      Investments--net                                                                        $   (490,361)
Gain (Loss)     Foreign currency transactions--net                                                         2,750,019     2,259,658
on Invest-                                                                                              ------------
ments &       Change in unrealized appreciation/depreciation on:
Foreign         Investments--net                                                                          (5,061,545)
Currency        Foreign currency transactions--net                                                         1,559,602    (3,501,943)
Transactions                                                                                            ------------  ------------
--Net         Net realized and unrealized loss on investments and foreign currency transactions                         (1,242,285)
(Notes 1c,                                                                                                            ------------
1d, 1f & 3):  Net Increase in Net Assets Resulting from Operations                                                    $  3,066,391
                                                                                                                      ============

              See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                       For the Period    For the
                                                                                                      Nov. 1, 1995 to   Year Ended
              Increase (Decrease) in Net Assets:                                                       Dec. 31, 1995  Oct. 31, 1995
Operations:   Investment income--net                                                                    $  4,308,676  $ 34,243,785
              Realized gain (loss) on investments and foreign currency transactions--net                   2,259,658   (17,288,580)
              Change in unrealized appreciation/depreciation on investments and
              foreign currency transactions--net                                                          (3,501,943)      423,350
                                                                                                        ------------  ------------
              Net increase in net assets resulting from operations                                         3,066,391    17,378,555
                                                                                                        ------------  ------------

Dividends to  Investment income--net:
Shareholders    Class A                                                                                         (829)       (1,391)
(Note 1h):      Class B                                                                                   (4,016,322)  (15,511,689)
                Class C                                                                                       (1,650)       (1,005)
                Class D                                                                                     (289,875)   (1,111,053)
              Return of capital--net:
                Class A                                                                                           --        (1,474)
                Class B                                                                                           --   (16,438,660)
                Class C                                                                                           --        (1,065)
                Class D                                                                                           --    (1,177,448)
                                                                                                        ------------  ------------
              Net decrease in net assets resulting from dividends to shareholders                         (4,308,676)  (34,243,785)
                                                                                                        ------------  ------------

Capital Share Net decrease in net assets derived from capital share transactions                         (23,220,490) (357,893,795)
Transactions                                                                                            ------------  ------------
(Note 4):

Net Assets:   Total decrease in net assets                                                               (24,462,775) (374,759,025)
              Beginning of period                                                                        424,930,036   799,689,061
                                                                                                        ------------  ------------
              End of period                                                                             $400,467,261  $424,930,036
                                                                                                        ============  ============

              See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                                     Class A
                                                                                     For the                        For the
              The following per share data and ratios have been derived              Period           For the        Period
              from information provided in the financial statements.              Nov. 1, 1995      Year Ended   Oct. 21, 1994++
                                                                                   to Dec. 31,      October 31,    to Oct. 31,
              Increase (Decrease) in Net Asset Value:                                1995++++          1995++++      1994++++
Per Share     Net asset value, beginning of period                                  $   7.93         $   8.11       $   8.11
Operating                                                                           --------         --------       --------
Performance:  Investment income--net                                                     .09              .49            .01
              Realized and unrealized loss on investments and
              foreign currency transactions--net                                        (.02)            (.12)            --
                                                                                    --------         --------       --------
              Total from investment operations                                           .07              .37            .01
                                                                                    --------         --------       --------
              Less dividends:
                Investment income--net                                                  (.09)            (.27)            --
                Return of capital--net                                                    --             (.28)          (.01)
                                                                                    --------         --------       --------
              Total dividends                                                           (.09)            (.55)          (.01)
                                                                                    --------         --------       --------
              Net asset value, end of period                                        $   7.91         $   7.93       $   8.11
                                                                                    ========         ========       ========

Total         Based on net asset value per share                                        .91%+++         4.63%           .12%+++
Investment                                                                          ========         ========       ========
Return:**

Ratios to     Expenses                                                                 1.02%*            .96%           .97%*
Average                                                                             ========         ========       ========
Net Assets:   Investment income--net                                                   6.91%*           6.75%          6.28%*
                                                                                    ========         ========       ========

Supplemental  Net assets, end of period (in thousands)                              $     75         $     66       $     59
Data:                                                                               ========         ========       ========
              Portfolio turnover                                                      25.09%          312.13%        259.50%
                                                                                    ========         ========       ========



                                                                                      Class B
              The following per share data and ratios have     For the                                           For the
              been derived from information provided in the    Period                                             Period
              financial statements.                         Nov. 1, 1995                                       Dec. 28, 1990
                                                            to Dec. 31,     For the Year Ended October 31,      to Oct. 31,
              Increase (Decrease) in Net Asset Value:        1995++++    1995++++    1994++++    1993       1992      1991
Per Share     Net asset value, beginning of period         $     7.93 $     8.10 $     8.65 $     8.85 $     9.84 $     9.92
Operating                                                  ---------- ---------- ---------- ---------- ---------- ----------
Performance:  Investment income--net                              .08        .47        .50        .57        .72        .77
              Realized and unrealized loss on investments
              and foreign currency transactions--net             (.03)      (.15)      (.58)      (.20)      (.99)      (.08)
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Total from investment operations                    .05        .32       (.08)       .37       (.27)       .69
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Less dividends:
                Investment income--net                           (.08)      (.24)        --         --         --       (.77)
                Return of capital--net                             --       (.25)      (.47)      (.57)      (.72)        --
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Total dividends                                    (.08)      (.49)      (.47)      (.57)      (.72)      (.77)
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Net asset value, end of period               $     7.90 $     7.93 $     8.10 $     8.65 $     8.85 $     9.84
                                                           ========== ========== ========== ========== ========== ==========

Total         Based on net asset value per share                 .62%+++   4.00%     (1.02%)     4.63%     (3.00%)     6.93%+++
Investment                                                 ========== ========== ========== ========== ========== ==========
Return:**


Ratios to     Expenses, excluding account maintenance and
Average       distribution fees                                 1.05%*      .98%       .77%       .79%       .75%       .77%*
                                                           ========== ========== ========== ========== ========== ==========
Net Assets:   Expenses                                          1.80%*     1.73%      1.52%      1.60%      1.50%      1.52%*
                                                           ========== ========== ========== ========== ========== ==========
              Investment income--net                            6.13%*     5.95%      5.68%      7.26%      7.60%      9.11%*
                                                           ========== ========== ========== ========== ========== ==========

Supplemental  Net assets, end of period (in thousands)     $  376,049 $  398,136 $  750,750 $1,664,602 $3,182,520 $5,918,769
                                                           ========== ========== ========== ========== ========== ==========
Data:         Portfolio turnover                               25.09%    312.13%    259.50%    284.62%    120.77%    153.72%
                                                           ========== ========== ========== ========== ========== ==========

             *Annualized.
            **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
          ++++Based on average shares outstanding during the period.
           +++Aggregate total investment return.

              See Notes to Financial Statements.




FINANCIAL HIGHLIGHTS (concluded)
                                                                                                      Class C
                                                                                     For the                          For the
              The following per share data and ratios have been derived              Period           For the         Period
              from information provided in the financial statements.              Nov. 1, 1995      Year Ended     Oct. 21, 1994++
                                                                                   to Dec. 31,      October 31,      to Oct. 31,
              Increase (Decrease) in Net Asset Value:                                1995++++        1995++++         1994++++
Per Share     Net asset value, beginning of period                                 $     7.74      $     8.10       $     8.11
Operating                                                                          ----------      ----------       ----------
Performance:  Investment income--net                                                      .08             .35              .01
              Realized and unrealized loss on investments
              and foreign currency transactions--net                                     (.02)           (.28)            (.01)
                                                                                   ----------      ----------       ----------
              Total from investment operations                                            .06             .07               --
                                                                                   ----------      ----------       ----------
              Less dividends:
                Investment income--net                                                   (.08)           (.21)              --
                Return of capital--net                                                     --            (.22)            (.01)
                                                                                   ----------      ----------       ----------
              Total dividends                                                            (.08)           (.43)            (.01)
                                                                                   ----------      ----------       ----------
              Net asset value, end of period                                       $     7.72      $     7.74       $     8.10
                                                                                   ==========      ==========       ==========

Total         Based on net asset value per share                                         .73%+++         .93%             .00%+++
Investment                                                                         ==========      ==========       ==========
Return:**

Ratios to     Expenses, excluding account maintenance and distribution fees             1.03%*          1.03%            1.34%*
Average                                                                            ==========      ==========       ==========
Net Assets:   Expenses                                                                  1.83%*          1.83%            2.14%*
                                                                                   ==========      ==========       ==========
              Investment income--net                                                    6.09%*          5.99%            5.63%*
                                                                                   ==========      ==========       ==========

Supplemental  Net assets, end of period (in thousands)                             $      103      $      109       $        1
Data:                                                                              ==========      ==========       ==========
              Portfolio turnover                                                       25.09%         312.13%          259.50%
                                                                                   ==========      ==========       ==========



                                                                                         Class D
              The following per share data and ratios have       For the                                           For the
              been derived from information provided in the      Period                                             Period
              financial statements.                           Nov. 1, 1995                                       Dec. 28, 1990
                                                              to Dec. 31,     For the Year Ended October 31,      to Oct. 31,
              Increase (Decrease) in Net Asset Value:          1995++++    1995++++    1994++++  1993     1992       1991
Per Share     Net asset value, beginning of period         $     7.93 $     8.11 $     8.66 $     8.85 $     9.85 $     9.92
Operating                                                  ---------- ---------- ---------- ---------- ---------- ----------
Performance:  Investment income--net                              .09        .52        .54        .61        .77        .82
              Realized and unrealized loss on investments
              and foreign currency transactions--net             (.03)      (.17)      (.58)      (.19)     (1.00)      (.07)
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Total from investment operations                    .06        .35       (.04)       .42       (.23)       .75
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Less dividends:
                Investment income--net                           (.09)      (.26)        --         --         --       (.82)
                Return of capital--net                             --       (.27)      (.51)      (.61)      (.77)        --
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Total dividends                                    (.09)      (.53)      (.51)      (.61)      (.77)      (.82)
                                                           ---------- ---------- ---------- ---------- ---------- ----------
              Net asset value, end of period               $     7.90 $     7.93 $     8.11 $     8.66 $     8.85 $     9.85
                                                           ========== ========== ========== ========== ========== ==========

Total         Based on net asset value per share                 .73%+++   4.43%      (.51%)     5.28%     (2.60%)     7.53%+++
Investment                                                 ========== ========== ========== ========== ========== ==========
Return:**

Ratios to     Expenses, excluding account maintenance and
Average       distribution fees                                 1.02%*      .95%       .76%       .73%       .75%       .76%*
Net Assets:                                                ========== ========== ========== ========== ========== ==========
              Expenses                                          1.27%*     1.20%      1.01%       .98%      1.00%       .96%*
                                                           ========== ========== ========== ========== ========== ==========
              Investment income--net                            6.67%*     6.49%      6.19%      7.24%      8.11%      9.70%*
                                                           ========== ========== ========== ========== ========== ==========

Supplemental  Net assets, end of period (in thousands)     $   24,240 $   26,619 $   48,879 $   99,037 $  188,623 $  399,416
Data:                                                      ========== ========== ========== ========== ========== ==========
              Portfolio turnover                               25.09%    312.13%    259.50%    284.62%    120.77%    153.72%
                                                           ========== ========== ========== ========== ========== ==========

             *Annualized.
            **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
          ++++Based on average shares outstanding during the period.
           +++Aggregate total investment return.

              See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of sig-nificant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amor-tized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Derivative financial instruments--The Fund may engage in vari-ous portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the con-tract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also pur-chase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or de-ducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payment are known as variation margin and are recorded by the Fund as un-realized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated invest-ment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(f) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of dis-count) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the ordinary income distributions paid by the Fund during the fiscal year ended October 31, 1995 was characterized as a return of capital.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences beteween financial reporting and tax purposes. Accordingly, current period's permanent book/tax differ-ences of $1,668,353 have been reclassified from accumulated net realized capital losses to paid-in capital in excess of par. These reclassifications have no effect on net assets or net assets values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidi-ary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding
$2 billion; 0.525% of average daily net assets in excess of $2 billion but not exceeding $4 billion; 0.50% of average daily net assets in excess of $4 billion but not exceeding $6 billion; 0.475% of average daily net assets in excess of $6 billion but not exceeding $10 billion; 0.45% of average daily net assets in excess of $10 billion but not exceeding $15 billion; and 0.425% of average daily net assets in excess of $15 billion. MLAM has entered into a Sub-Advisory Agree-ment (the "Agreement") with Merrill Lynch Asset Management U.K.,
Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to the Fund in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives for providing services to the Fund. For the period November 1, 1995 to December 31, 1995,
MLAM paid MLAM U.K. a fee of $31,481 pursuant to such Agreement.
The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed expense limitations at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                        Account
                    Maintenance Fee          Distribution Fee

Class B                   0.25%                    0.50%
Class C                   0.25%                    0.55%
Class D                   0.25%                     --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribu-tion fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period November 1, 1995 to December 31, 1995, MLFD did not earn underwriting discounts and MLPF&S did not earn dealer concessions on sales of the Fund's Class A and Class D Shares.

For the period November 1, 1995 to December 31, 1995, MLPF&S received contingent deferred sales charges of $22,991 and $1,000 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, MLAM U.K. and/or
ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period November 1, 1995 to December 31, 1995 were $51,101,164 and $115,211,607, respectively.

Net realized and unrealized gains (losses) as of December 31, 1995 were as follows:

                                                   Realized         Unrealized
                                                     Gains            Gains
                                                   (Losses)          (Losses)

Investments:
  Long-term                                      $ (592,622)        $  296,679
  Short-term                                        102,261            474,061
  Options written                                        --                 --
                                                 ----------         ----------
Total investments                                  (490,361)           770,740
                                                 ----------         ----------
Currency transactions:
  Options purchased                                (142,508)                --
  Options written                                   118,698                 --
  Forward foreign exchange contracts              2,384,086           (944,597)
  Foreign currency transactions                     389,743            (10,043)
                                                 ----------         ----------
Total currency transactions                       2,750,019           (954,640)
                                                 ----------         ----------
Total                                            $2,259,658         $ (183,900)
                                                 ==========         ==========


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in call options written for the period November 1, 1995 to December 31, 1995 were as follows:

                                                                   Premiums
                                                Par Value          Received

Outstanding call options written at
beginning of period                                      --                 --
Options written                             $   195,486,000    $       217,825
Options exercised                               (22,760,000)           (45,974)
Options expired                                (172,726,000)          (171,851)
                                            ---------------    ---------------
Outstanding call options written
at end of period                            $            --    $            --
                                            ===============    ===============


Transactions in put options written for the period November 1, 1995 to December 31, 1995 were as follows:

                                                                   Premiums
                                                Par Value          Received

Outstanding put options written at
beginning of period                                      --                 --
Options written                             $   109,259,000    $       137,040
Options exercised                                (9,104,000)           (22,760)
Options expired                                (100,155,000)          (114,280)
                                            ---------------    ---------------
Outstanding put options written
at end of period                            $            --    $            --
                                            ===============    ===============


As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $770,740, of which $2,451,898 related to appreciated securities and $1,681,158 related to depreciated securities. At December 31, 1995, the aggregate cost of investments for Federal income tax purposes was $392,166,732.

4. Capital Share Transactions:

Net (decrease) in net assets derived from capital share transac-tions was $(23,220,490) and $(357,893,795) for the period November 1, 1995 to December 31, 1995 and the year ended October 31, 1995, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Period                                      Dollar
November 1, 1995 to December 31, 1995          Shares              Amount

Shares sold                                        1,115       $         8,833
Shares issued to shareholders in
reinvestment of dividends                            123                   975
                                            ------------       ---------------
Net increase                                       1,238       $         9,808
                                            ============       ===============


Class A Shares for the Year                                        Dollar
Ended October 31, 1995                         Shares              Amount

Shares sold                                       19,710       $       156,702
Shares issued to shareholders in
reinvestment of dividends                            306                 2,424
                                            ------------       ---------------
Total issued                                      20,016               159,126
Shares redeemed                                  (18,948)             (150,761)
                                            ------------       ---------------
Net increase                                       1,068       $         8,365
                                            ============       ===============

Class B Shares for the Period                                      Dollar
November 1, 1995 to December 31, 1995          Shares              Amount

Shares sold                                      620,889       $     4,905,975
Shares issued to shareholders in
reinvestment of dividends                        398,231             3,149,817
                                            ------------       ---------------
Total issued                                   1,019,120             8,055,792
Automatic conversion of shares                   (18,623)             (147,125)
Shares redeemed                               (3,644,789)          (28,831,450)
                                            ------------       ---------------
Net decrease                                  (2,644,292)      $   (20,922,783)
                                            ============       ===============


Class B Shares for the Year                                        Dollar
Ended October 31, 1995                         Shares              Amount

Shares sold                                    1,165,649       $     8,282,644
Shares issued to shareholders in
reinvestment of dividends                      2,111,691            16,712,284
                                            ------------       ---------------
Total issued                                   3,277,340            24,994,928
Automatic conversion of shares                   (44,087)             (350,642)
Shares redeemed                              (45,649,821)         (361,409,238)
                                            ------------       ---------------
Net decrease                                 (42,416,568)      $  (336,764,952)
                                            ============       ===============


Class C Shares for the Period                                      Dollar
November 1, 1995 to December 31, 1995          Shares              Amount

Shares sold                                       12,066       $        93,387
Shares issued to shareholders in
reinvestment of dividends                            122                   945
                                            ------------       ---------------
Total issued                                      12,188                94,332
Shares redeemed                                  (12,969)             (100,120)
                                            ------------       ---------------
Net decrease                                        (781)      $        (5,788)
                                            ============       ===============


Class C Shares for the Year                                        Dollar
Ended October 31, 1995                         Shares              Amount

Shares sold                                       77,597       $       607,611
Shares issued to shareholders in
reinvestment of dividends                             10                    76
                                            ------------       ---------------
Total issued                                      77,607               607,687
Shares redeemed                                  (63,628)             (499,869)
                                            ------------       ---------------
Net increase                                      13,979       $       107,818
                                            ============       ===============

Class D Shares for the Period                                      Dollar
November 1, 1995 to December 31, 1995          Shares              Amount

Shares sold                                       11,529       $        91,195
Shares issued to shareholders in
reinvestment of dividends                         33,954               268,726
Automatic conversion of shares                    18,623               147,125
                                            ------------       ---------------
Total issued                                      64,106               507,046
Shares redeemed                                 (354,944)           (2,808,773)
                                            ------------       ---------------
Net decrease                                    (290,838)      $    (2,301,727)
                                            ============       ===============


Class D Shares for the Year                                        Dollar
Ended October 31, 1995                         Shares              Amount

Shares sold                                      141,026       $     1,012,351
Shares issued to shareholders in
reinvestment of dividends                        142,590             1,231,159
Automatic conversion of shares                    44,065               350,642
                                            ------------       ---------------
Total issued                                     327,681             2,594,152
Shares redeemed                               (3,000,651)          (23,839,178)
                                            ------------       ---------------
Net decrease                                  (2,672,970)      $   (21,245,026)
                                            ============       ===============


5. Commitments:
At December 31, 1995, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currency with an approximate value of $3,618,000.

6. Capital Loss Carryforward:
At December 31, 1995, the Fund had a capital loss carryforward of approximately $44,580,000, of which $32,232,000 expires in 1999, $10,816,000 expires in 2001, $1,042,000 expires in 2002, and $490,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Short-Term Global Income Fund, Inc.:

We have audited the accompanying statement of assets and liabili-ties, including the schedule of investments, of Merrill Lynch Short-Term Global Income Fund, Inc. as of December 31, 1995, the related statements of operations for the two-month period then ended and changes in net assets for the two-month period then ended and for the year ended October 31, 1995, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting princi-ples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Short-Term Global Income Fund, Inc. as of December
31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
February 2, 1996
</AUDIT-REPORT>